Capital Lease	12 Months Ended
Dec. 31, 2013
Capital Lease [Abstract]
Capital Lease

Note 8 - Capital Lease

In December 2012, the Company entered into a long-term capital lease for equipment with a principal amount of $22,325, with payments beginning in January 2013. Monthly installments are $788, including principal and interest at an imputed rate of approximately 16.3%. Depreciation of $4,775 and $398 was recorded in 2013 and 2012, respectively, based on the date the equipment was placed in service. Current principal payments are $7,377, and long-term principal payments are $8,672 as of December 31, 2013.

Future minimum lease payments under the capital lease are payable in future years as follows:

2014	$9,456
2015	9,456
Net minimum lease payments	18,912
Less amounts representing interest	(2,863)

Capital lease obligation payable	$16,049